Non-interest income	12 Months Ended
Dec. 31, 2019
Non-interest income
Non-interest income

2 Non-interest income

	2019	2018	2017
	£m	£m	£m
Net fees and commissions	2,511	2,357	2,455
Loss on redemption of own debt	—	—	(7)
Income from trading activities
Foreign exchange	448	643	525
Interest rate	532	695	(50)
Credit	32	45	197
Changes in fair value of own debt and derivative liabilities attributable to own credit risk
- debt securities in issue	(60)	72	12
- derivative liabilities	(20)	20	(81)
Equities, commodities and other	—	32	31
	932	1,507	634

Other operating income
Operating lease and other rental income	250	256	276
Changes in the fair value of financial assets and liabilities designated at fair value through profit or loss	(17)	(26)	60
Changes in fair value of other financial assets at fair value through profit or loss	58	18	—
Hedge ineffectiveness	48	(65)	39
Profit/(loss) on disposal of amortised cost assets	42	44	(35)
(Loss)/profit on disposal of fair value through other comprehensive income assets	(22)	34	226
Profit on sale of property, plant and equipment	58	50	75
Share of (losses)/profits of associated entities	(14)	83	104
Profit/(loss) on disposal of subsidiaries and associates (1)	2,224	(72)	245
Other income (2)	136	560	74
	2,763	882	1,064
	6,206	4,746	4,146

Notes:

(1)

Includes a gain of £444 million (€523 million), a legacy liability release of £256 million and an FX recycling gain of £290 million on completion of the Alawwal bank merger in June 2019; £1,102 million of FX recycling gains arising on the liquidation of RFS Holdings BV and £67 million in relation to the capital repayment in UBI DAC. The recycling gains and capital repayment have been calculated using the step-by-step method in IFRIC 16 and by reference to the proportion of equity applied to the FX translation reserve.

(2)	Includes income from activities other than banking. 2018 includes insurance recoveries of £357 million.